THE BLANCHARD GROUP OF FUNDS
Blanchard Growth & Income Fund
Blanchard Capital Growth Fund

NOTICE TO SHAREHOLDERS:
The parent company of The Chase Manhattan Bank, N.A., the Portfolio Adviser to the Portfolio in which your Fund invests, has entered into an Agreement and Plan of Merger with Chemical Banking Corporation. This prospectus supplement is to advise you of the intended merger.
In 1996, you will be solicited to approve a new investment advisory contract with the new entity. We do not anticipate that there will be any impact on the management of your fund.
SUPPLEMENT TO PROSPECTUS DATED AUGUST 7, 1995
In August 1995, The Chase Manhattan Corporation and Chemical Banking Corporation announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which The Chase Manhattan Corporation will merge with Chemical Banking Corporation (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical Banking Corporation will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation." Subsequent to the Holding Company Merger, The Chase Manhattan Bank, N.A. (the "Portfolio Adviser"), will be merged with and into Chemical Bank, a New York banking corporation (the "Bank Merger"). Both the Holding Company Merger and Bank Merger are subject to certain conditions, including certain regulatory approvals.
As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current advisory agreement (the "Current Agreement") between the Portfolios in which each Fund is invested, and the Portfolio Adviser, provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger and the Bank Merger may be deemed to result in an assignment of each Current Agreement and, consequently, to terminate each Current Agreement in accordance with its terms. After the Holding Company Merger, the Portfolio Adviser (or the successor thereto) will continue rendering services to the Portfolios in which each Fund is invested, under anticipated exemptive relief from the Securities and Exchange Commission and advisory services will not be impaired thereby. Shareholder approval of new advisory agreements will be solicited in the first quarter of 1996.
                                                               December 29, 1995



















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